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                                                                   EXHIBIT 10.16

                                                                           DRAFT



                          DEVELOPMENT PROJECT AGREEMENT



                                 by and between




                            LUCENT TECHNOLOGIES INC.



                                       and


                                   AVAYA INC.




                           Dated as of October 1, 2000
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                          DEVELOPMENT PROJECT AGREEMENT

         This Development Project Agreement (the "Agreement"), effective as of October 1, 2000 (the "Effective Date"), is by and between Lucent Technologies Inc., a Delaware corporation with offices at 600 Mountain Avenue, Murray Hill, New Jersey 07974 ("Lucent"), and Avaya Inc., a Delaware corporation with offices at 211 Mount Airy Road, Basking Ridge, New Jersey 07920 ("Avaya").


                                 R E C I T A L S

         WHEREAS, the Board of Directors of Lucent has determined that it is in the best interests of Lucent and its stockholders to separate Lucent's existing businesses into two independent businesses; and

         WHEREAS, in furtherance of the foregoing separation, Lucent and Avaya desire to enter into this Agreement to provide for certain commercial transactions between the parties as described in Section 1.0 of this Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:


1.0 TERM AND SCOPE OF AGREEMENT

1.1 The term of this Agreement shall commence on the Effective Date and shall expire on October 1, 2003, unless earlier terminated in accordance with the provisions hereof (the "Term"). The Term may be extended for additional one (1) year periods upon the mutual written agreement of the parties. For specific Projects, which have a completion date beyond the Term of this Agreement as specified in their respective Statements of Work, the terms and conditions of this Agreement shall remain in effect but only with respect to such Projects.

1.2 Avaya and Lucent were affiliated corporations operating under common ownership and control, and as such, each had access to technology in the form of inventions, discoveries, ideas, methods, copyrightable works, software, data, know-how, information, documentation, samples, prototypes or data and including all patents, copyrights, trade secret protection and other forms of protection obtained or obtainable thereon ("Intellectual Property" or "IP") developed by or for the other. Because Avaya and Lucent wish to continue enjoying the benefits of their prior relationship, they are now entering into this Agreement to continue sharing certain research and development efforts in certain areas of technology that are of mutual interest to the parties. To the extent each party deems appropriate, Avaya and Lucent shall discuss with each other the
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nature and status of their respective research and development activities, and when in their mutual interest, shall enter into development arrangements to further their objectives, all in accordance with the terms and conditions set forth below.


2.0  [THIS SECTION IS RESERVED]


3.0  DEVELOPMENT PROJECTS

3.1 Either party may propose that the other enter into development projects ("Projects") to advance specific technologies or products. Avaya and Lucent will negotiate in good faith whether to proceed with any Project, however, either party may, in its sole discretion, choose not to undertake any given Project.

3.2 Each Project mutually agreed upon will be defined by a Statement of Work which will be in the format of the Sample Statement of Work attached hereto as Exhibit A, or in such other form as the parties agree is appropriate to the particular Project, and shall become part of this Agreement upon execution by authorized representatives of each party. Each Statement of Work will define the
Project's:

         3.2.1 Owners, with the understanding that each party will assign an owner to each Project who will be actively involved in Project activities and who will have decision-making authority for that party;

         3.2.2 Scope, including the expected outcome, resources required, and methodology to be used to develop that outcome;

         3.2.3 Anticipated deliverables (including related documentation) and milestones;

         3.2.4 Staffing, with the understanding that, based on whether the particular project is a sole or a joint work project, personnel from either, or both Avaya and Lucent will ordinarily be assigned to work on the Project.

         3.2.5 Funding, with the understanding that funding will be allocated based upon (i) the resources (including personnel, equipment, materials, time and intellectual property) furnished by each party,
         (ii) the anticipated benefits to be derived by each party from the Project; and (iii) the accomplishment by each party of defined milestones; and

         3.2.6 If appropriate, Intellectual Property ownership, with the understanding that Section 5.0 of this Agreement will be considered the default allocation of such ownership and license rights, and that this allocation will be adjusted only to the extent otherwise specified in the Statement of Work pursuant to Section 3.3 below.


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3.3 Each Statement of Work will be governed by and construed in accordance with the terms and conditions of this Agreement, but to the extent there is any inconsistency between the terms and conditions of a Statement of Work and those of this Agreement, the terms and conditions of this Agreement shall take precedence and control the rights and obligations of the parties. Notwithstanding the foregoing sentence, to the extent that any terms and conditions of this Agreement are to be modified or superseded by the terms and conditions of a Statement of Work, such terms shall be specifically identified in the Statement of Work and shall require the signature of a D-level (or its equivalent) manager of each party, and in the case of any terms and conditions relating to intellectual property ownership or licensing are to be modified, superseded or added to, the same will require the signature of the president (or its equivalent) of Lucent's and Avaya's intellectual property business.

3.4 Specific development activities of the kind contemplated under this Agreement that are completed or in progress as of the Effective Date, which activities may be covered by arrangements such as a cross-business unit agreement pursuant to which ongoing payments are being made or are to be made to Lucent, shall not be affected by the terms of this Agreement unless such activities are subsequently covered by a Statement of Work hereunder. Such activities include, but are not limited to, those activities listed in Exhibit B.


4.0  PAYMENT

4.1 Each party requesting development to be performed on its behalf will fund each Project performed by the other party for the requesting party. In the case of joint development Projects, the parties will mutually agree on how to fund and staff such development consistent with Section 3.2.5 above. Amounts payable by the requesting party for each Project will be specified in the Statement of Work for such Project, and may include all direct and overhead expenses associated with such project, and may include a reasonable amount of profit. Such amounts may include lump-sum fees and/or ongoing royalties or fees, such as a fee for each copy of software licensed or product made. Unless otherwise agreed to by the parties, such royalties and fees will be established by the parties at the time they agree to such development and will be specified in the Statement of Work. All payments will become due thirty (30) days after receipt of an invoice or other agreed-upon triggering event.

4.2 Any invoiced amount shall be paid within thirty (30) days from the date of the invoice. If a party fails to pay any invoiced amount when due, any unpaid amount will be subject to a late payment charge at the rate of one and one-half percent (1-1/2%) per month (but not to exceed the then-maximum lawful rate). Payments to Lucent shall be made to LUCENT's account: LUCENT Technologies Inc., Licensing Account No. 3750657331, at Bank of America, P.O. Box 277078, Atlanta, Georgia 30384-7078, United States of America or by bank wire transfer to LUCENT Technologies Account 3750657331, Swift Code NABKUS3A, ABA Code 111000012. Payments to Avaya shall be made to Avaya's account:


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[_______________________________] Changes in address or account information may be specified by written notice.

4.3 For projects involving the purchase of development services, the requesting party shall bear all taxes, duties and other similar charges (and any related interest and penalties), however designated, imposed upon or based upon the provision, sale, license or use of any products developed and services performed hereunder, excluding taxes on the performing party's net income, unless the requesting party provides the performing party with a valid tax exempt certificate. For projects involving joint development, each party will be responsible for applicable taxes based on its respective expenses, costs, income or use of the developments associated with the Project.


5.0 INTELLECTUAL PROPERTY RIGHTS

5.1 Ownership and licensing of Intellectual Property conceived, created, discovered or developed during (or in anticipation ) of the performance of work pursuant to a Statement of Work but not including any Intellectual Property (a) pre-existing the preparation of such Statement of Work or (b) developed independently during such work by an organization other than that organization directly responsible for performance of the work ("Project IP") will be determined as follows:

         5.1.1 Each party shall own an equal, undivided, joint interest in and to any Project IP that is jointly conceived, created, discovered or developed by employees, contractors or agents of both parties ("Joint Project IP"), and either party may use and license such jointly developed Project IP for any purpose and in any manner they deem appropriate without restriction and without accounting to each other. Patentable inventions conceived, made or developed jointly by Lucent and Avaya shall be deemed jointly owned only to the extent the employees of both parties qualify as joint inventors in accordance with applicable U.S. law and the rules promulgated by the U.S. Patent & Trademark Office (37 C.F.R. 1.45) (hereinafter "Joint Inventions"). Each party shall endeavor to notify the other and share Project IP as reasonably necessary to determine whether Project IP should be classified as Joint Project IP, and further, the parties agree to disclose and furnish copies to each other of all Joint Project IP.

         5.1.2 Project IP conceived, created, discovered or developed solely by one or more employees, contractors or agents of a party will be solely owned by that party. It is agreed that such solely owned Project IP (including only those inventions and patents in such Project IP not covered by the October 1, 2000 Patent and Technology License Agreement executed between the Parties) shall be subject to a non-exclusive, royalty-free (unless fees are otherwise agreed upon in the Statement of Work), perpetual, worldwide license to the other party to use, copy, display, perform, modify, create derivative works,


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         license (including the right to sublicense such Project IP except solely owned patents obtained thereon), market and distribute the Project IP in the usual and ordinary course of its business, and to the extent that any portion of the Project IP is incorporated in tangible products, to make, have made, use, import, sell and offer to sell such products.

5.2 In the case where pre-existing or independently developed Intellectual Property ("Background IP") of a party is incorporated into a deliverable specified in, or otherwise identified as a separate deliverable under, a Statement of Work and use of such Background IP is reasonably necessary for commercial exploitation of such deliverable, the parties agree to negotiate fair and reasonable terms and conditions (including any fees) for a limited license to use such Background IP for such commercial exploitation which shall be set forth in a separate written agreement or a Statement of Work executed pursuant to Section 3.3 above. The parties hereby contemplate that any Background IP which consists of software shall be licensed only in object code format and only within a field of use reasonably necessary for such commercial exploitation unless otherwise specified in a Statement of Work. In connection with such licenses to software in object code format, the parties will negotiate on a case by case basis (a) any maintenance and other support to be furnished along with the software (including any fees to be paid therefor), and (b) whether or not to establish escrow for the source code of such software and the terms and conditions thereof.

5.3 With respect to Joint Inventions, the parties shall share all relevant information pertaining to such Joint Inventions and shall decide on a case by case basis which of the parties shall file and prosecute patent applications for such Joint Inventions and maintain patents obtained thereon in the U.S. and in foreign countries (the "Selected Party"). The Selected Party shall, at its sole expense, diligently file and prosecute patent applications for such Joint Inventions and maintain patents obtained thereon in the U.S. and in foreign countries (in accordance with its standard, internal reviews and procedures for filing and prosecuting inventions and patent applications thereon). If the Selected Party decides not to file or prosecute a patent application based upon a particular Joint Invention in the U.S. or any foreign country or maintain any patent obtained thereon, the other party shall be given adequate opportunity to, at its sole expense, file, prosecute and maintain such Joint Invention, patent applications and patents obtained thereon and the Selected Party shall provide all reasonable assistance and authorizations to the other party to effectuate such opportunity. In the event either party desires not to file a patent application on a Joint Invention for the reasonable and good faith purpose of protecting trade secrets in such Joint Invention, the parties shall mutually agree on whether or not to file a patent application which agreement shall not be unreasonably withheld.


6.0 REVISIONS TO SCHEDULES OR DELIVERABLES

6.1 Except as otherwise provided in Section 6.2, the parties acknowledge that there may be a need to make reasonable changes to the specifications and/or the milestone schedule for one or more of the deliverables being developed by a party under a Statement of Work. If a party desires


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to propose a change to the specifications or milestone schedule, then such party will give notice to the other party. The receiving party agrees to promptly review the requested changes, and if the proposed change will have an impact on the receiving party's obligations under such Statement of Work, the receiving party will provide the initiating party with an estimate, in writing, of any necessary and reasonable revisions to the Statement of Work (including without limitation changes in specifications, milestone schedules, staffing and fees) in order to accommodate the requested change. If agreed upon by both parties, the revision will be reflected in an amended Statement of Work which will supersede the relevant portions of the original Statement of Work. If the parties cannot agree, the matter will be escalated under the provisions set forth in Section
10.1 for the parties to determine (a) whether the proposed changes and revisions to the Statement of Work are reasonable and do not significantly alter the receiving party's rights or obligations under the original Statement of Work and
(b) whether the receiving party is reasonably capable of performing the revised Statement of Work given the circumstances of the parties and Project at the time. If both (a) and (b) are determined to be true, then the parties shall proceed with the amended Statement of Work. Notwithstanding any of the foregoing, if achievement of a party's particular deliverable is dependent upon performance and/or completion of tasks within the control of the other party or a third party, the milestone schedule date for such deliverable (and other affected deliverables) will be adjusted accordingly to reflect any changes in the performance and/or completion of such tasks.

6.2 In the event either party determines that a particular delivery date in a Statement of Work will likely be missed, such party shall promptly give notice to the other party and set forth, in reasonable detail, the reason for the anticipated delay, any corrective measures the notifying party intends to undertake, and the estimated revised delivery date. Any such estimated revised delivery date that is less than seven (7) calendar days beyond the original delivery date shall be deemed to be accepted by the other party and the Statement of Work shall be so amended. Any such estimated revised delivery date that is more than seven (7) days beyond the original delivery date shall be subject to the Revisions and Change Control procedures described in Section 6. In the event that either party reasonably believes that repeated minor schedule changes have significantly hindered the development project, the matter will be escalated under the provisions set forth in Section 10.1.


7.0  DEVELOPMENT RESPONSIBILITIES

7.1 With respect to development obligations under any Statement of Work, each party will perform the work in a professional manner and use commercially reasonable efforts to:

         (i) develop the deliverables, including related documentation, in accordance with the milestone tasks and schedule in the Statement of Work, and to design, complete, test, and deliver all deliverables by or before their associated delivery dates;


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         (ii)  provide labor, tools, material and facilities necessary and/or appropriate for the timely and satisfactory development of the deliverables;

         (iii) commit and utilize the resources and qualified personnel that are necessary and/or appropriate for the timely and satisfactory development of the deliverables;

         (iv) cooperate with the other party and provide the other party reasonable access during normal business hours to personnel working in connection with the development performed under such Statement of Work;

         (v) promptly inform the other party regarding any errors it may detect in the deliverables.

7.2 Notwithstanding the obligation set forth in Section 7.1(i), the parties acknowledge and agree that the outcome and results of any work performed by either party which is research in nature are not guaranteed or warranted in any manner, whether with respect to merchantability, fitness for a particular purpose or otherwise.


8.0  LOANED PROPERTY

8.1 In the event that one party loans the other party tools, equipment or products, as specified in a Statement of Work, (collectively, the "Loaned Property") solely for the other party's internal use in performing the development obligations under such Statement of Work, the other party may use the Loaned Property for development of deliverables and testing purposes, but may not, without the prior written consent of the other party, further distribute or use such Loaned Property for any other use, including use for third party projects. Such party shall return all such Loaned Property immediately to the owner upon the owner's request, or upon termination of this Agreement or the relevant Statement of Work. All Loaned Property shall remain the property of the owner. Each party understands and agrees that the Loaned Property is provided AS IS and each party disclaims any liability, warranty, express or implied, including the implied warranties of fitness for a particular purpose, merchantability and non-infringement of third party rights for the Loaned Property. The owner shall pay shipping costs for delivery of the Loaned Property to the other party who shall return all Loaned Property with shipping and insurance costs prepaid. The borrowing party shall maintain the Loaned Property in a safe location and in good working order (with assistance and support from the owner), shall keep the Loaned Property in confidence in accordance with Section 12.0 below, and shall fully insure the Loaned Property.


9.0    ACCEPTANCE OF DELIVERABLES

9.1 Unless otherwise agreed to in a Statement of Work, the receiving party (the "Receiving Party") shall have thirty (30) calendar days from the actual delivery date of a deliverable, to examine and test each deliverable for errors (the "Acceptance Period"). Within such Acceptance Period, the Receiving Party will provide the delivering party (the "Delivering Party") with written


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acceptance of the deliverable or a notice of rejection and a statement of errors which provides the Delivering Party with detailed information about the error as reasonably determined by the Receiving Party. If the Receiving Party does not provide the Delivering Party with a notice of rejection within the Acceptance Period, the Deliverable shall be deemed to be accepted. In the event that the Receiving Party fails to include a statement of errors with the notice of rejection, or if the Delivering Party needs further detail on the statement of errors, then the Delivering Party shall so notify the Receiving Party. Unless otherwise agreed to in a Statement of Work, the Delivering Party shall use commercially reasonable efforts to correct the errors set forth in the statement of errors and redeliver the deliverable to the Receiving Party within thirty
(30) calendar days of the Delivering Party's receipt of the complete statement of errors. In the case where the Delivering Party believes in good faith that the correction for a particular error cannot be completed within thirty (30) days from receipt of the statement of errors, the Delivering Party will provide the Receiving Party, within two (2) days from receipt of the statement of errors, with an interim plan which outlines the corrective steps to be taken by the Delivering Party, the schedule for such corrective steps, and the projected redelivery date based on such interim plan, for review and written acceptance by the Receiving Party. In the event that the parties cannot agree on an interim plan, then the matter will be escalated under the provisions set forth in
Section 10.1 ("Dispute Resolution"). The Receiving Party shall, within fifteen
(15) calendar days from receipt of the redelivered deliverable (or such other time period described in the Statement of Work, if any) (the "Second Acceptance Period"), provide the Delivering Party with written acceptance or another notice of rejection and statement of errors. If the Receiving Party does not provide the Delivering Party with a notice of rejection within the Second Acceptance Period, the deliverable shall be deemed accepted. Should the redelivered deliverable still contain errors on the second delivery as described above or should the Delivering Party not redeliver the deliverable as set forth herein
(or as otherwise agreed to between the parties), the Receiving Party shall elect one of the following remedies within fifteen (15) calendar days after receipt of the second delivery: (i) to extend the correction period for a mutually agreeable time, (ii) to revise the specifications and/or other acceptance criteria in a mutually agreeable manner with respect to the particular errors, or (iii) to terminate the development of the rejected Deliverable. In the case of termination of the development of a rejected Deliverable, the Receiving Party shall elect to either (a) retain the deliverable and any rights (including license and ownership rights) it would otherwise have to the Intellectual Property relating to such deliverable under Section 5 ("Intellectual Property Ownership"), or the applicable Statement of Work, and pay to the Delivering
Party the fees specified therefore in the Statement of Work less a mutually agreed upon equitable amount of fees (agreement not to be unreasonably witheld) commensurate with the nature and degree of the specific error complained of, or
(b) to return the deliverable and not retain any license rights to the rejected deliverable ; and in both cases of (a) and (b) above, to pay to the Delivering Party no less than fifty percent (50%) of the fees attributable to the work actually performed by the Delivering Party up to the date of termination of the rejected deliverable (calculated on a loaded salary cost basis for the number of days actually worked on such deliverable). In the spirit of Section 7.2 and notwithstanding the foregoing sentence, the parties agree that there shall be no reduction in the fees paid by one party to the other for work which is research in nature.


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10.0 DISPUTE RESOLUTION

10.1 Except for claims of threatened or actual unauthorized disclosure or use of Confidential Information or a violation or misuse of a party's intellectual property rights, in the event of a dispute between the parties (the "Dispute") the following escalation procedure shall be initiated. The party raising the Dispute shall provide the other party with written notice stating in detail the nature of the Dispute. Within five (5) business days of the date of such notice, the signatories to the relevant Statement of Work (or the successor to that person's related responsibilities) shall meet and negotiate in good faith to resolve such Dispute. Each party agrees that use of this escalation procedure in connection with termination of this Agreement or the relevant Statement of Work may not be commenced until the expiration of the sixty (60) day cure period set forth in Section 11.1, below ("Termination").


11.0 TERMINATION

11.1 In the case of a material breach of this Agreement or a Statement of Work by a party in default, this Agreement or the relevant Statement of Work may, at the election of the non-breaching party, be terminated at any time after giving sixty (60) days written notice detailing the nature of the material breach, and the other party fails to cure such material breach within such notice period. The written notice will specify the material breach and state the intention to terminate if the material breach is not cured. Notwithstanding the foregoing, if the material breach relates solely to obligations established in a single Statement of Work, the other party may terminate only that Statement of Work upon notice as provided by this Section and not the entire Agreement.

11.2 The termination of this Agreement will not result in the termination of any rights or licenses granted hereunder prior to the date of such termination.

11.3 All rights and obligations of the parties which by their nature would continue beyond the termination cancellation, or expiration of this Agreement, shall survive such termination, cancellation or expiration.


12.0 CONFIDENTIALITY

12.1 Each party shall use reasonable efforts, to the same extent it does with respect to its own proprietary and confidential information of like nature, to prevent the disclosure to third parties of any of the other party's proprietary and confidential information which is furnished or disclosed under the scope of this Agreement in written form when designated "CONFIDENTIAL" or "PROPRIETARY" from being disclosed to third parties, or in oral or visual form when identified as confidential or proprietary at the time of disclosure.


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12.2 Section 12.1 shall not apply, and the receiving party shall have no obligation, with respect to any information which is or becomes public knowledge through no wrongful act of the receiving party; is already known to the receiving party without an obligation to keep in confidence; is necessarily disclosed through a party's reasonable exercise of the licenses granted in this Agreement (e.g., inherent disclosure by virtue of product sales); is rightfully obtained by the receiving party from any third party without similar restriction and without breach of any obligation owed to the disclosing party; is independently developed by the receiving party without use of the confidential information in such independent development; or is disclosed pursuant to a lawful requirement or request of a governmental agency.

12.3 Notwithstanding the restrictions of Section 12.1, either party may provide confidential information of the other to their third party consultants and contractors having a need to know, provided, the receiving party binds those consultants and contractors to terms at least as restrictive as those stated herein, advises them of their obligations, and indemnifies the disclosing party for any breach of the obligations.

12.4 The obligations of the parties under this Section 12.0 shall survive for a period of five (5) years following the term or any termination of this Agreement, or as otherwise specified in a Statement of Work for confidential information covered by such Statement of Work.


13.0  WARRANTIES

13.1 Each party warrants that it has the right and power to grant all the rights to Intellectual Property to be granted pursuant to this Agreement.

13.2 Each party warrants that it has the right and power to enter into this Agreement and that there are no outstanding assignments, grants, licenses, encumbrances, obligations or agreements which would prevent it from performing under the terms of this Agreement.

13.3 The parties and their subsidiaries and affiliates make no representations or warranties other than as set forth in Section 7.1, this Section 13.0 and
Section 16.1(c), whether expressly or impliedly. By way of example but not of limitation, the parties and their affiliates make no warranties of merchantability or fitness for any particular purpose, or that the use of any information provided or products developed under this Agreement (or any Statement of Work hereto) will not infringe any patent or other intellectual property right of any third party.


14.0  LIMITATIONS OF LIABILITY

14.1 Except for a breach of the confidentiality obligations in Section 12.0 or an infringement by one party of the other party's intellectual property rights, the entire liability of each party, for


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any claim, loss, damage or expense of the other party, or of any other person or entity, arising out of this Agreement or any Statement of Work hereto, or the use of any information furnished hereunder, whether in an action for or arising out of breach of contract or tort (including negligence, indemnity or strict liability), shall be the amount of direct damages, including awarded counsel fees and costs, not to exceed the fees actually paid for the work and deliverables which gave rise to such claim, loss, damage or expense.

14.2 Except for a breach of the confidentiality obligations in Section 12.0 or an infringement by one party of the other party's intellectual property rights and notwithstanding any other provision of this Agreement, neither party shall be liable for any incidental, indirect, or consequential damages or lost profits, revenues or savings arising out of this Agreement or any Statement of Work hereto, whether in an action for or arising out of breach of contract or tort (including negligence, indemnity or strict liability).

14.3 Each party shall give the other prompt written notice of any claim brought hereunder. Any arbitration, action or proceeding brought by either party against the other must be brought within twenty-four (24) months after the party knows or should have known of the claim.

14.4 This Section 14.0 shall survive failure of an exclusive or limited remedy.


15.0  EXPORT CONTROL

15.1 The parties acknowledge that any information furnished under this Agreement is subject to U.S. export laws and regulations and that any use or transfer of such information must be authorized under those regulations. Each party agrees that it will not use or transmit information in violation of U.S. export regulations. If requested by a party, the other party will execute written assurances and other export-related documents as may be required for the former party to comply with U.S. export regulations.


16.0  MISCELLANEOUS

16.1  Counterparts; Entire Agreement; Corporate Power

(a) This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

(b) This Agreement and any exhibits, schedules and appendices hereto contain the entire agreement between the parties with respect to the subject matter hereof, supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter and there are no agreements or understandings between the parties other than those set forth or referred to herein.


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(c) Each party represents as follows:

each has the requisite corporate or other power and authority and has taken all corporate or other action necessary in order to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby; and

this Agreement has been duly executed and delivered by it and constitutes a valid and binding agreement of it enforceable in accordance with the terms thereof.

16.2  Governing Law

This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York applicable to contracts to be performed solely within the State of New York, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies.

16.3  Assignability; Successors

(a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither party may assign this Agreement, in whole or in part, or its respective rights or obligations without the prior written consent of the other party except as provided in subsection (b) below.

(b) By the provision of notice thereof in accordance with this Agreement, either party may assign this Agreement and its rights and obligations hereunder, either in whole or in part, to any entity that is, or that was immediately preceding such assignment, a current subsidiary, business unit, division or other Affiliate of such party, that in each case is the successor to any portion of the business and assets of any such party that relates to this Agreement.

16.4  Relationship of the Parties; Third Party Beneficiaries

(a) Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship of independent contractor.

(b) The provisions of this Agreement are solely for the benefit of the parties and are not intended to confer upon any person except the parties any rights or remedies hereunder, and there are no third party beneficiaries of this Agreement, and this Agreement shall not provide any third person with any remedy, claim, liability, reimbursement, claim of action or other right in addition to those existing without reference to this Agreement.


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16.5  Notices

All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given when (a) delivered in person or (b) deposited in the United States mail or private express mail, postage prepaid, addressed as follows:

If to Lucent, to:          Lucent Technologies Inc.
                           Senior Contract Administrator
                           Lucent Technologies Inc.
                           150 Allen Road, Suite 2000,
                           P.O. Box 1995
                           Liberty Corner, New Jersey 07938, USA

with a copy to:            Lucent Technologies Inc.
                           600 Mountain Avenue
                           Murray Hill, New Jersey 07974
                           Attn: General Counsel, Bell Laboratories

If to Avaya  to:           Avaya Inc.
                           211 Mount Airy Road
                           Basking Ridge, New Jersey  07920
                           Attn: [Chief Technical Officer]

with a copy to:            Avaya Inc.
                           211 Mount Airy Road
                           Basking Ridge, NJ  07920
                           Attn: General Counsel

Any party may, by notice to the other party, change the address to which such notices are to be given.

16.6  Severability

If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby or thereby, as the case may be, is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties.


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16.7  Force Majeure

Except with respect to payment obligations hereunder, no party shall be deemed in default of this Agreement to the extent that any delay or failure in the performance of its obligations under this Agreement results from any cause beyond its reasonable control and without its fault or negligence, such as acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions, labor problems or unavailability of parts or raw materials, or, in the case of computer systems, any failure in electrical or air conditioning equipment. In the event of any such excused delay, the time for performance shall be extended for a period equal to the time lost by reason of the delay.

16.8  Publicity

Each of Lucent and Avaya shall consult with each other prior to issuing any press releases or otherwise making public statements with respect to this Agreement, the transactions contemplated hereby, or both. In addition, neither party shall issue or release for publication any articles, advertising, or publicity materials relating to any products or services made or furnished under this Agreement or mentioning or implying the name, trademarks, logos, trade name, service mark or other company identification of the other party or any of its Affiliates or any of its personnel without the prior written consent of the other party.

16.9  Headings

The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.10  Waivers of Default

Waiver by any party of any default by the other party of any provision of this Agreement shall not be deemed a waiver by the waiving party of any subsequent or other default, nor shall it prejudice the rights of the other party.

16.11  Amendments

         No provision of this Agreement shall be deemed waived, amended, supplemented or modified by any party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the party against whom it is sought to enforce such waiver, amendment, supplement or modification.


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16.12  Interpretation

Words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other genders as the context requires. The terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the schedules, exhibits and appendices hereto) and not to any particular provision of this Agreement. Article, section, exhibit, schedule and appendix references are to the articles, sections, exhibits, schedules and appendices to this Agreement unless otherwise specified. The word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified. The word "or" shall not be exclusive. Unless expressly stated to the contrary in this Agreement, all references to "the date hereof," "the date of this Agreement," "hereby" and "hereupon" and words of similar import shall all be references to the Effective Date, regardless of any amendment or restatement hereof.


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  IN WITNESS WHEREOF, the parties have caused this Development Project Agreement to be executed by their duly authorized representatives as of the Effective
Date.


LUCENT TECHNOLOGIES INC.                          AVAYA  INC.

By:___________________________                    By:___________________________

Name:                                             Name:

Title:                                            Title:



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                                    EXHIBIT A

                            SAMPLE STATEMENT OF WORK


                                STATEMENT OF WORK
                                       FOR
                                    (PROJECT)


This Statement of Work is made and entered into on ________________ ("Effective Date") by and between Lucent Technologies and Avaya Inc. pursuant to Section 3.0 of the Development Project Arrangement entered into between the parties as of ___________________ ("DPA").


Upon mutual agreement to the substance of this Statement of Work and execution of it by authorized representatives of each party, this Statement of Work is to be attached to and made a part of the Development Project Agreement. This Statement of Work will be governed by and construed in accordance with the terms of the DPA, and to the extent there is any inconsistency between the terms of this Statement of Work and those of the DPA, the terms of DPA shall take precedence and control the work tasks identified herein. Notwithstanding the foregoing sentence, to the extent that any terms and conditions of the DPA are to be modified or superseded by the terms and conditions of this Statement of Work, such terms shall be specifically identified in Section 11.0 hereof and shall require the signature of a D-level (or its equivelant) manager of each party whose signature, and in the event any terms and conditions relating to intellectual property ownership or licensing are to be modified, superseded or added to, the same will require the signature of the president (or its equivalent) of Lucent's and Avaya's intellectual property business.

================================================================================

1.0      Project Name:
2.0      Project Description:
2.1      Scope:
2.2      Expected Outcome:
2.3      Methodology: (Nature of collaboration between Lucentand Avaya)
3.0      Owners:


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
      NAME                   ORGANIZATION             PHONE #                FAX #                  EMAIL ADDRESS
      --------------------- ------------------------ ----------------------- ---------------------- -----------------------------
      --------------------- ------------------------ ----------------------- ---------------------- -----------------------------

4.0      Start Date of Project:
5.0      Termination Date of Project:
6.0 Deliverables: (i.e. prototypes, technical information, documentation, training, etc.)
6.1      Lucent Responsibilities:
6.2      Avaya Responsibilities:
7.0      Milestones:
7.1      Lucent's current milestone expectations:
7.2      Avaya's current milestone expectations:
8.0      Staffing:
8.1 Lucent and Avaya will staff this effort with the following people at the following level:

      NAME                   ORGANIZATION             PHONE #/FAX #          EMAIL ADDRESS          TIME COMMITMENT
      --------------------- ------------------------ ----------------------- ---------------------- -----------------------------
      --------------------- ------------------------ ----------------------- ---------------------- -----------------------------

8.2 Lucent and Avaya personnel are subject to change based upon availability, provided that a suitable replacement person capable of performing the same work can be found.
9.0      Funding:
9.1 Lucent shall pay $___________ to Avaya for _____ (#) of Avaya Technical Headcount.
9.2 Avaya shall pay $___________ to Lucent for _____ (#) of Lucent Technical Headcount.
10.0 Miscellaneous Terms NOT Modifying or Superseding the Development Project Agreement:
11.0     Terms and conditions modifying or superseding the Development Project
         Agreement:

[Note: Such terms are only effective upon signature by a D-level (or its equivalent) manager of each party, and in the event any terms and conditions relating to intellectual property ownership


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or licensing are to be modified, superseded or added to, the same will require the signature of the president (or its equivalent) of Lucent's and Avaya's intellectual property business]



IN WITNESS WHEREOF, the parties have caused this Statement of Work to be executed by their duly authorized representatives:


----------------------     --------          ----------------------     --------
Name                         date            Name                         date
Bell Labs Director                           Avaya (title)

--------------------------------             --------------------------------
Signature                                    Signature



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                                    EXHIBIT B

                  COMPLETED AND CURRENT DEVELOPMENT ACTIVITIES




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